                      SECURITIES EXCHANGE AND COMMISSION

                           Washington, D. C.  20549

                                 ____________

                                  FORM 8-K/A

                                CURRENT REPORT

                                 ____________



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 Date of Report
              (Date of earliest event reported):  November 1, 1995



                             Neurogen Corporation
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


   Delaware                     0-18311                          22-2845714
- ---------------          ------------------------           -------------------
(State of                (Commission File Number)              (IRS Employer
Incorporation)                                              Identification No.)


   35 Northeast Industrial Road, Branford, Connecticut              06405
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      (Address of principal executive offices)                    (Zip Code)


                                (203) 488-8201
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                     None
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)
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                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 NEUROGEN CORPORATION



Dated:  August 12, 1996               By:   /s/ Stephen R. Davis
                                            ------------------------------
                                            Stephen R. Davis
                                            Vice President- Finance and
                                               Chief Financial Officer

                                      2.
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                                 EXHIBIT INDEX


                                                                Sequentially
                                                               numbered page
                                                               -------------
10.1      Collaborative Research Agreement between the
          Company and Pfizer Inc., dated as of
          November 1, 1995
          (confidential treatment requested).

10.2 Development and Commercialization Agreement between the Company and Pfizer Inc., dated as of November 1, 1995
          (confidential treatment requested).

10.3      Stock Purchase Agreement between the Company and
          Pfizer Inc., dated as of November 1, 1995/1/.

- --------------
/1/Previously filed with the Current Report on Form 8-K filed April 1, 1996.

                                      3.